Exhibit 3.8

                                  OnePak, Inc.
              (Incorporated under the laws of the state of Nevada)

  Number                          CUSIP: 68275H107                      Shares:
CERT. 9999                        ISIN: UA68275H1077                 *9,000,000*

This certifies that * * SPECIMEN * *

Is the owner of *Nine Million and 00/100*

Fully-paid and non -assessable shares of common stock, $0.001 par value per share, of

                                  ONEPAK, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Steve Andon                                    Dated January 01, 2009
Steve Andon, President                             Countersigned and Registered
                                  ONEPAK, INC.     CAPITAL TRANSFER AGENCY, INC
                                      SEAL         (Toronto, Ontario, Canada)
                                      2005         Transfer Agent and Registrar
                                     Nevada
                                                   By _________________
/s/ Charles Andon                                     (AUTHORIZED SIGNATURE)
Charles Andon, Secretarty

                                  ONEPAK, INC

     For Value Received, I/We ________________ hereby sells, assigns and transfers unto


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated:_______________

Signature:
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST BE CORRESPONDE WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER, AND MUST BE GUARENTEED BY A
SCHEDULE 1 CANADIAN CHARTERED BANK OR AN ELIGIBLE GUARANTOR INTSTITUION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.


Guaranteed by:

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